SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2004

000-24478	38-3073622
(Commission File No.)	(IRS Employer Identification No.)

DEARBORN BANCORP, INC.

(Exact name of registrant as specified in its charter)

1360 Porter Street, Dearborn, MI
(Address of Principal Executive Offices)

48124
(Zip Code)

(313) 565-5700
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events

On May 18, 2004, the Registrant declared a stock dividend of one share of it’s common, non-assessable stock for each 20 shares owned by each stockholder of record as of the close of business June 4, 2004. A copy of the press release announcing the stock dividend is attached to this document as exhibit 99.1.

Item 7.	Exhibits

99.1	Press Release dated May 18, 2004, announcing Dearborn Bancorp, Inc.’s declaration of a stock dividend.

DEARBORN BANCORP, INC.
FORM 8-K (continued)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dearborn Bancorp, Inc. (Registrant)

/s/ Jeffrey L. Karafa Jeffrey L. Karafa Treasurer and Chief Financial Officer

Date: May 19, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 18, 2004, announcing Dearborn Bancorp, Inc.’s declaration of a stock dividend.